SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) July 29, 1996
                                                         ----------------


                    USA GROUP SECONDARY MARKET SERVICES, INC.
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      333-2440                   35-1872185
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  (State or other                (Commission             (IRS Employer
   jurisdiction                  File Number)          Identification No.
  of incorporation)


  8350 Craig Street, Indianapolis, Indiana                  46250
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  (Address of principal
   executive offices)                                      (Zip Code)


         Registrant's telephone number, including area code  (317) 594-1981
                                                             --------------


- ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 1.   Not Applicable

     Item 2.   Not Applicable

     Item 3.   Not Applicable

     Item 4.   Not Applicable

     Item 5. The Registrant, through the Trustee for SMS Student Loan Trust 1996-A, hereby files its quarterly report of distributions for the period from April 1, 1996 to June 30, 1996, which distribution was made on July 29, 1996.

     Item 6.   Not Applicable

     Item 7.   Not Applicable

     Item 8.   Not Applicable

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




        USA Group Secondary Market Services, Inc.



BY      The First National Bank of Chicago
        not in its individual capacity but
        solely as Eligible Lender Trustee of
        the SMS Student Loan Trust 1996-A


        /s/ Jeffrey L. Kinney, Trust Officer

DATE    July 29, 1996

                                  EXHIBIT INDEX


Exhibit No.                                                         Page
- -----------                                                         ----

 4.1.  Quarterly Servicing Report